UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2010
                                                           ------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

   Maryland                         0-31957                    38-0135202
  ---------                        -------                     ----------
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
    of Incorporation)              File Number)             Identification No.)


                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.
           ---------------------------------------------------

     On May 19, 2010, First Federal of Northern Michigan Bancorp, Inc. (the "Company") held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.


                                                                                             Broker
1. The election of directors                         For               Withheld              non-votes

     Keith D. Wallace                             970,398               713,878               669,331
                                            ------------------    ------------------    ------------------

     Michael W. Mahler                            963,308               720,968               669,331
                                            ------------------    ------------------    ------------------


2. The ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accountants for the year ending December 31, 2010.

           For                  Against                 Abstain             Broker non-votes

         2,311,826               35,990                  5,791                   None
     ----------------     ------------------         -------------          ------------



Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: None

(d)  Exhibits.

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FEDERAL OF NORTHERN MICHIGAN
                                  BANCORP, INC.


Date: May 20, 2010                  By:  /s/ Michael Mahler
      ------------                       ------------------------------
                                         Michael Mahler
                                         President and Chief Operating Officer
                                         (Duly Authorized Representative)